UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2014

ALIMERA SCIENCES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6120 Windward Parkway
Suite 290
Alpharetta, Georgia	30005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2014 annual meeting of stockholders of Alimera Sciences, Inc. (the “Company”) held on June 9, 2014 (the “Annual Meeting”), the following proposals were submitted to the stockholders of the Company:

Proposal 1:	The election of three directors to serve as Class I directors for a term of three years until the 2017 annual meeting of stockholders.

Proposal 2:	The ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Proposal 3:	The approval on an advisory, non-binding basis of the compensation of the Company’s named executive officers.

Proposal 4:	The approval of the material terms of the Company’s 2010 Equity Incentive Plan.

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2014 (the “Proxy Statement”). Of the 51,827,607 shares of the Company’s common stock, including 11,525,424 shares of common stock underlying the Company’s outstanding Series A Preferred Stock (based on a deemed conversion price of $2.95 per share), entitled to vote at the Annual Meeting, 35,921,822 shares, or approximately 69.31%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such matter is set forth below:

Proposal 1:	Election of Directors.

The Company’s stockholders elected the following three directors to serve as Class I directors until the 2017 annual meeting of stockholders. The votes regarding the election of directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
James R. Largent	23,318,389	3,234,919	9,368,514
C. Daniel Myers	21,905,862	4,647,446	9,368,514
Calvin W. Roberts, M.D.	23,435,984	3,117,324	9,368,514

Proposal 2:	Ratification of Selection of Grant Thornton LLP.

The Company’s stockholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
30,215,612	5,706,210	0	0

Proposal 3:	Compensation of Officers.

The Company’s stockholders approved on an advisory, non-binding basis the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
24,890,069	1,648,244	14,995	9,368,514

Proposal 4:	Material Terms of the Company’s 2010 Equity Incentive Plan.

The Company’s stockholders approved the material terms of the Company’s 2010 Equity Incentive Plan. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
21,170,647	5,377,861	4,800	9,368,514

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: June 9, 2014	By:	/s/ RICHARD S. EISWIRTH, JR.
	Name:	Richard S. Eiswirth, Jr.
	Title:	Chief Operating Officer and Chief Financial Officer